Commitments and Contingencies (Tables)	12 Months Ended
Mar. 31, 2019
Disclosure Of Commitments And Contingencies [Abstract]
Schedule of Future Minimum Lease and Royalty Payments	Future commitments, which include minimum lease payments, and capital and other purchase commitments due in each of the next five reporting years are as follows:
2020	$468,843
2021	28,448
2022	18,488
2023	18,023
2024	16,977
Thereafter	134,021

$684,800